Exhibit 99.2

September Quarter 2021 Results November 4, 2021

2 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Cautionary Statement Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: statements about our expected financial performance and outlook, including sales volume, revenue, expenses, tax rates, earnings or cash flow; operators’ expected operating and financial performance, including production, deliveries, mine plans and reserves, development, cash flows and capital expenditures; planned and potential acquisitions or dispositions, including funding schedules and conditions; liquidity, financing and stockholder returns; our overall investment portfolio; macroeconomic and market conditions including the impacts of COVID-19; prices for gold, silver, copper, nickel and other metals; potential impairments; or tax changes. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a lower-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, changes to mine plans and reserves, liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our stream or royalty agreements, or operational disruptions due to COVID-19, including due to variant strains of the virus; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, included those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2021. Most of these factors are beyond our ability to predict or control. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. Statement Regarding Third-party Information: Certain information provided in this presentation, including production estimates, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties. Information in this presentation concerning the Khoemacau Copper Project was provided to the Company by Cupric Canyon Capital L.P., the privately held owner and developer of Khoemacau. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information. ..

3 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Today’s Speakers Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer Mark Isto Executive VP and COO, Royal Gold Corp.

4 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 September Quarter 2021 Overview • Highlights for the quarter • Record revenue of $174.4M on record volume of 97,400 GEOs1 • Net income of $70.2M, or $1.07/share • Record $129.9M cash flow from operations • $0.30/share dividends paid • $100M of debt, $160M of cash, ~$1.1B total available liquidity • Notable recent developments • Received first deliveries from Khoemacau and increased silver stream to 90% • Positive news at each of our newest portfolio additions: • Red Chris Mine block cave PFS, NX Gold Mine exploration success, Côté Gold Project construction progress • Repaid $50M of $100M revolving credit facility balance on October 8 • MSCI ESG Rating upgraded to AA “Leader”

5 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 66% 34% September Quarter Revenue Strong portfolio performance provided record revenue of $174.4 million and record GEOs1 of 97,400 $174.4M Royalty Segment $58.5M Stream Segment $115.9M +45% YoY Cortez contribution of $17M, up 201% year on year Higher contributions from Peñasquito, Dolores, Robinson and Kurnalpi +9% YoY First contributions from Khoemacau and NX Gold First deferred silver delivery from Pueblo Viejo

6 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Recent Developments • Khoemacau progress3 • Transitioning from construction to operations: • Mining of first stopes started in September • Orebody widths and grades as expected • Plant throughput reached nameplate capacity for discrete periods using stockpiled ore • Concentrate quality meets offtake specifications • Total funding to date: • $238.5M advance payments for 90% of payable silver • $25.0M debt financing • $26.5M stream financing remains available • Ramp-up timeline: • Steady increase in mining rates expected • Full production expected in September quarter, 2022

7 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Recent Developments • Khoemacau progress3

8 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Recent Developments • Khoemacau progress3

9 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Red Chris Mine Royalty4

10 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Recent Developments4 • NX Gold Mine • First gold deliveries received • Highlights of continued exploration activity: • Santo Antonio Vein infill and extension drilling confirms continuity, remains open at depth • Matinha Vein drilling extends limits of mineralization with parallel structure at depth • Mata Verde system traced over 10.5 km • Côté Gold Project • Construction progress as of September 30: • Overall project ~36% complete • Detailed engineering ~85% complete • On track for commercial production in H2 of calendar 2023

11 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 September Quarter Financial Results • $174.4M revenue • Volume of 97,400 GEOs1 • Revenue split: 73% gold / 14% copper / 10% silver / 3% other • $70.2M net income, or $1.07/share • $70.0M, adjusted to exclude2: • $129,000 gain on fair value of equity securities (net of tax) • $129.9M cash flow from operations • Driven by stronger stream and royalty revenue

12 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Guidance5 6 Month Stub Period July 1 - Dec. 31, 2021 Total GEO sales 180,000 – 190,000 GEO* DD&A1 $525 – 575 / GEO* Effective tax rate 18 – 22% * Commodity price assumptions for 6 month GEO projections include: $1,750/oz Au, $25.50/oz Ag, $4.15/lb Cu, $8.00/lb Ni, $0.95/lb Pb, $1.25/lb Zn

13 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 September 30, 2021 Liquidity • ~$1.1B of liquidity available at September 30, 2021 • $50M revolving credit facility repaid October 8, 2021 • $950M capacity available • Outstanding commitments: • $26.5M of stream funding available for Khoemacau, if required • $10.0M potential exploration and resource payments for NX Gold Stream September 30, 2021 Amount (US$ M) Undrawn revolving credit facility 900 Working capital 172 Total available liquidity $1,072

14 ROYAL GOLD, INC. | SEPTEMBER QUARTER 2021 RESULTS | NOVEMBER 4, 2021 Endnotes 1. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average gold price for that same period. DD&A per GEO is calculated as reported depreciation, depletion and amortization for a period divided by GEOs for that same period 2. Adjusted net income, adjusted net income per share and net cash/debt are non-GAAP financial measures. See Schedule A to the accompanying press release dated November 3, 2021 for more information. 3. Certain information on this slide was provided to the Company by Khoemacau Copper Mining (Pty.) Limited, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. This information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third-party information, and investors are cautioned not to rely on this information. 4. Certain information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators. 5. Guidance for 2021 is based on publicly available forecasts from operators, disclosures by third-party owners/operators, and internal forecasts.

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